Benefit-Responsive Contracts	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Benefit-Responsive Contracts
5.
Benefit-Responsive Contracts

The Plan holds an interest in the NYL SVF, a stable value fund that is a pooled account with New York Life. Contributions to the NYL SVF are directed to a New York Life pooled separate account that invests primarily in a diversified portfolio of high-quality, fixed income securities, which are owned by New York Life. The NYL SVF is credited with earnings on the underlying investments and charged for participant withdrawals and administrative expenses. The investment contract issuer, New York Life, is contractually obligated to repay the principal and a specified interest rate that is guaranteed to the Plan.

Additionally, the Plan held an interest in the Empower Guaranteed Income Fund, which is a traditional GIC. A traditional GIC is an investment contract issued by an insurance company or bank that provides for the payment of a specified rate of interest to the Plan and for the repayment of principal when the contract matures. Through an agreement with Empower, during 2024 and 2025, the Plan distributed and reallocated the remaining interest in the fund to the NYL SVF.

The NYL SVF and the traditional GIC are fully benefit-responsive investment contracts and are reported at contract value in the Statement of Net Assets Available for Benefits. Benefit responsiveness is defined as the extent to which a contract’s terms and the Plan permit or require participant-initiated withdrawals at contract value. Contract value is the relevant measure for fully benefit-responsive investment contracts because this is the amount received by participants if they were to initiate permitted transactions under the terms of the Plan. Contract value, as reported to the Plan by New York Life and Empower, represents contributions made under each contract, plus earnings, less participant withdrawals and administrative expenses. As of December 31, 2025 and 2024, the NYL SVF totaled $21,730,253 and $22,254,339, respectively. As of December 31, 2025 and 2024, the traditional GIC totaled $0 and $4,217,538, respectively.

Participants may ordinarily direct the withdrawal or transfer of all or a portion of their investments at contract value. There are no reserves against contract value for credit risk of the contract issuer or otherwise. Certain events limit the ability of the Plan to transact at contract value with the contract issuer of the NYL SVF and the traditional GIC. However, the Plan administrator is not aware of the occurrence or likely occurrence of any such events, which would limit the Plan’s ability to transact at contract value with participants.

The crediting interest rate for the NYL SVF and traditional GIC is reset daily by the contract issuer but cannot be less than zero. The crediting interest rate is based upon a formula and is a function of timing of the cash flow activity, overall interest rates, the reinvestment of maturing proceeds and the impact of credit losses and impairments.